UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2017

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InnSuites Hotels Centre,
1625 E. Northern Avenue, Suite 105
Phoenix, AZ	85020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Enter Into a Material Definitive Agreement

On July 10, 2017, InnSuites Hospitality Trust (the “Trust”) entered into a Securities Purchase Agreement (the “Agreement”) to purchase a total of 88,000 Shares of Beneficial Interest of the Trust (“Share”) from three individuals, at a purchase price of $2.00 per Share with the sellers set forth on the signature page thereto, for the aggregate cost of $176,000 to the Trust. Pursuant to the Agreement, Marc Berg, Executive Vice President of the Trust sold 40,000 Shares and two non-affiliated individuals each sold 24,000 Shares.

On July 10, 2017, RRF Limited Partnership entered into multiple Assignment of Partners Interest Agreements (the RRF Agreements”) to purchase a total of 433,900 RRF Limited Partnership units convertible 1:1 to Shares of Beneficial Interest of InnSuites Hospitality Trust at a purchase price of $2.00 per RRF Limited Partnership unit, for the aggregate cost of $867,800 to the Trust. Pursuant to the RRF Agreements, James F. Wirth, the Chairman and Chief Executive Officer of the Trust, sold 250,000 RRF Limited Partnership units and Mr. Wirth’s family member, Pamela Barnhill, Vice Chairperson and President of the Trust sold 45,975 RRF Limited Partnership units and three other of Mr. Wirth’s family members who are each not affiliated with the Trust each sold 45,975 RRF Limited Partnership units.

On July 10, 2017, the closing price of Shares of Beneficial Interest of the Trust on the NYSE MKT was $2.00 per Share. The Board of Trustees (the “Board”) and the Audit Committee of the Trust approved this purchase as part of the Trust’s NYSE Equity Enhancement Plan.

The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the Agreement and RRF Agreements, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 10, 2017, the Trust entered into three Promissory Notes for a total of $176,000 to purchase 88,000 Shares as described above. On July 10, 2017, RRF Limited Partnership entered into five Each Promissory Notes for a total of $867,800 to purchase a total of 433,900 Shares. Each Promissory Note has a 3 year term paying monthly interest and principle amounts including 7% interest. The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:	/s/ Adam B. Remis
Adam B. Remis
Chief Financial Officer

Date: July 13, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement between the Trust and three individuals and Assignment of Partnership Interest agreements between RRF Limited Partnership and five individuals all dated as of July 10, 2017

10.2	Three Promissory Note Agreements between the Trust and three individuals and Five Promissory Note Agreements between RRF Limited Partnership and five individuals all dated as of July 10, 2017.